Contacts:
James Cruckhank                                         Alexis Pascal
MathStar, Inc.                                          Stapleton Communications
info@mathstar.com                                       alexis@stapleton.com
503.726.5500                                            650.470.0200


        MathStar Announces Financial Results for Q4 and Fiscal Year 2007

                        Record Q4 and Fiscal Year Revenue

HILLSBORO, Ore., Feb. 19, 2008 -- MathStar, Inc. (NASDAQ: MATH), a fabless semiconductor company specializing in high-performance programmable logic, today announced results for its fourth quarter and fiscal 2007, ended Dec. 31, 2007.

Revenue in the fourth quarter was $313,000, compared with $63,000 in the third quarter and $7,000 in the same period last year. Total revenue for 2007 was $588,000, compared with $53,000 in 2006.

Net loss in the fourth quarter was $5,970,000, or $0.13 per share, compared with a net loss of $5,699,000, or $0.28 per share, in the same period last year. Net loss for 2007 was $20,365,000, or $0.59 per share, compared with $22,643,000, or $1.26 per share, for fiscal year 2006.

"We made significant progress during 2007, penetrating tier-one customers in the professional and broadcast video industry, such as LG and LodgeNet," said Dan Sweeney, MathStar's president and chief operating officer. "We believe that we are starting to see the revenue ramp for MathStar, as we demonstrate similar success with additional customers," he added.

The company has scheduled its fourth quarter 2007 financial results conference call for Tuesday, Feb. 19, 2008 at 1:30 p.m. Pacific time. To listen to the call, please dial 303-205-0044 or 800-366-3964. A replay of the call will be made available on the company's website at http://www.mathstar.com.

About MathStar, Inc.

MathStar is a fabless semiconductor company offering best-in-class, high performance programmable logic solutions. MathStar's Field Programmable Object Array (FPOA) can process arithmetic and logic operations at clock rates at 1 gigahertz, which is up to four times faster than even the most advanced FPGA architectures in many applications. MathStar's Arrix family of FPOAs are high-performance programmable solutions that enable customers in the machine vision, high-performance video, medical imaging, security and surveillance and military markets to rapidly and cost effectively innovate and differentiate their products. FPOAs are available now and are supported by development tools, IP libraries, application notes and technical documentation. For more information, please visit www.mathstar.com.

Statements in this press release, other than historical information, may be "forward-looking" in nature within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to various risks, uncertainties and assumptions. These statements are based on management's current expectations, estimates and projections about MathStar and its industry and include, but are not limited to, those set forth in the section of MathStar's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 14, 2007 under the heading "Risk Factors." MathStar undertakes no obligation to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

                                 MathStar, Inc.
                             Unaudited Balance Sheet
                                 (in thousands)

                                                                  December 31,    December 31,
                                                                      2006            2007
                                                                  ------------    ------------
   Assets
   Current assets
       Cash and cash equivalents                                  $     12,891    $      4,339
       Restricted cash                                                     103             107
       Investments - short term                                             --          22,200
       Accounts receivable                                                  14             271
       Inventory                                                           610             623
       Prepaid expenses and other current assets                         1,231           1,326
                                                                  ------------    ------------
         Total current assets                                           14,849          28,866
   Property and equipment, net                                             487             557
   Investments - long term                                                  --           2,599
   Other assets                                                            278             435
                                                                  ------------    ------------
         Total assets                                             $     15,614    $     32,457
                                                                  ============    ============

   Liabilities and Stockholders' Equity
   Current liabilities
       Accounts payable                                           $      1,791    $        930
       Deferred revenue                                                     --             162
       Accrued expenses                                                  1,206           1,416
                                                                  ------------    ------------
         Total Current Liabilities                                       2,997           2,508

   Long Term Liabilities                                                    --             453
                                                                  ------------    ------------
         Total liabilities                                               2,997           2,961
                                                                  ------------    ------------

   Stockholders' equity
       Common stock, $0.01 par value; 90,000 shares authorized;
20,922 and 45,907 shares issued and outstanding
at December 31, 2006 and December 31, 2007, respectively                   209             459
       Additional paid-in capital                                      118,545         155,539
       Retained earnings                                              (106,137)       (126,502)
                                                                  ------------    ------------
         Total stockholders' equity                                     12,617          29,496
                                                                  ------------    ------------
         Total liabilities and stockholders' equity               $     15,614    $     32,457
                                                                  ============    ============

                                  MathStar, Inc
                        Unaudited Statement of Operations
                   (in thousands except for per share amounts)


                                   Three Months Ended          Twelve Months Ended
                                       December 31,                December 31,
                                 ------------------------    ------------------------
                                    2006          2007          2006           2007
                                 ----------    ----------    ----------    ----------

Revenue                          $        7    $      313    $       53    $      588

Cost of goods sold                       98           474           126           655
                                 ----------    ----------    ----------    ----------
Gross margin
                                        (91)         (161)          (73)          (67)
                                 ----------    ----------    ----------    ----------
Operating expenses:

Research and development              3,797         4,060        14,090        12,447
Selling, general and
administrative                        2,002         2,132         9,133         8,865
                                 ----------    ----------    ----------    ----------
Total Operating Expenses
                                      5,799         6,192        23,223        21,312
                                 ----------    ----------    ----------    ----------


Operating loss                       (5,890)       (6,353)      (23,296)      (21,379)


Interest income                         191           393           653         1,048

Other income /(loss), net                --           (10)           --           (34)
                                 ----------    ----------    ----------    ----------
Net loss                         $   (5,699)   $   (5,970)   $  (22,643)   $  (20,365)
                                 ==========    ==========    ==========    ==========

Basic and diluted net loss per
share                            $    (0.28)   $    (0.13)   $    (1.26)   $    (0.59)
                                 ==========    ==========    ==========    ==========
Weighted average basic and
diluted shares outstanding           20,678        45,907        18,001        34,312
                                 ==========    ==========    ==========    ==========